Exhibit 99.06

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1998
           Series 1998-03, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.619123
                                                      -------------------------
       Weighted average maturity                                        346.75
                                                      -------------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
            Principal Per     Prepayments Per Interest Per
      Class  Certificate        Certificate    Certificate    Payout Rate
      -----  -----------        -----------    -----------    -----------
       R    $  0.00000000     $  0.00000000  $  0.00000000   % 0.00000000
       PO   $ 24.12520064     $ 23.23830039  $  0.00000000   % 0.00000000
       A1   $  0.00000000     $  0.00000000  $  5.83333339   % 7.00000006
       A2   $  0.00000000     $  0.00000000  $  5.20833360   % 6.25000032
       A3   $  0.00000000     $  0.00000000  $  5.20833349   % 6.25000019
       A4   $  0.00000000     $  0.00000000  $  5.20833333   % 6.25000000
       A5   $  0.00000000     $  0.00000000  $  5.20833312   % 6.24999974
       A6   $  0.00000000     $  0.00000000  $  5.83333333   % 7.00000000
       A7   $ 51.50234967     $ 50.25810415  $  3.86163271   % 6.99999980
       A8   $ 51.50234983     $ 50.25810432  $  3.86163283   % 7.00000002
       A9   $  0.00000000     $  0.00000000  $  0.00000000   % 0.00000000
       A10  $  0.00000000     $  0.00000000  $  5.83333303   % 6.99999963
       RL   $  0.00000000     $  0.00000000  $  0.00000000   % 0.00000000
       M    $  1.93119971     $  0.00000000  $  5.78902239   % 6.99999935
       B1   $  1.93117553     $  0.00000000  $  5.78902198   % 6.99999887
       B2   $  1.93119745     $  0.00000000  $  5.78902548   % 7.00000309
       B3   $  1.93119745     $  0.00000000  $  5.78902548   % 7.00000309
       B4   $  1.93118896     $  0.00000000  $  5.78902335   % 7.00000053
       B5   $  1.93119752     $  0.00000000  $  5.78902526   % 7.00000326


       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------


B.    Accrual Amount
       1.
                              Accrual Amount
          Class
       N/A             $          N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            52,516.71
                                                               -----------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       245,711,057.93
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 837
                                                               ----------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance          Cusip
-----         -------           -----------------       -------          -----
R    $                    0.00  $            0.00  $             0.00  36157RDX0
PO   $              117,692.54  $      114,791.75  $           954.70  GEC9803PO
A1   $           62,000,000.00  $   62,000,000.00  $         1,000.00  36157RDM4
A2   $           12,470,000.00  $   12,470,000.00  $         1,000.00  36157RDN2
A3   $           21,278,000.00  $   21,278,000.00  $         1,000.00  36157RDP7
A4   $           15,738,000.00  $   15,738,000.00  $         1,000.00  36157RDQ5
A5   $           15,670,000.00  $   15,670,000.00  $         1,000.00  36157RDR3
A6   $            6,981,000.00  $    6,981,000.00  $         1,000.00  36157RDS1
A7   $           22,843,433.81  $   21,066,242.23  $           610.49  36157RDT9
A8   $           79,439,303.81  $   73,259,021.83  $           610.49  36157RDU6
A9   $                    0.00  $            0.00  $             0.00  36157RDV4
A10  $           10,900,000.00  $   10,900,000.00  $         1,000.00  36157RDW2
SUP  $          244,424,479.23  $  236,679,822.66  $           777.67  GEC98003S
RL   $                    0.00  $            0.00  $             0.00  36157RDY8
M    $            5,451,274.79  $    5,440,666.71  $           990.47  36157RDZ5
B1   $            3,115,155.93  $    3,109,093.97  $           990.47  36157REA9
B2   $            1,558,074.17  $    1,555,042.19  $           990.47  36157REB7
B3   $            1,558,074.17  $    1,555,042.19  $           990.47  36157REC5
B4   $              467,422.25  $      466,512.66  $           990.47  36157RED3
B5   $            1,090,766.92  $    1,088,644.31  $           990.47  36157REE1

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             5        Principal Balance     $    1,717,645.19
                               --------                            -------------
       2.   60-89 days
            Number             1        Principal Balance     $      564,719.47
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $    3,139,304.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $      123,439.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $    3,139,304.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                    ------------

     F.   Ending Notional Component Balances (if applicable):

                                   Ending Notional Balance
             Class
       Class A7_1            $                           0.00
       Class A7_2            $                           0.00
       Class A8_1            $                           0.00
       Class A8_2            $                           0.00

     Ending Component Principal Balances (if applicable):

                                  Ending Component Balance
             Class
       Class A7_1            $                   4,691,357.40
       Class A7_2            $                  16,371,500.17
       Class A8_1            $                  16,314,454.70
       Class A8_2            $                  56,944,566.96